UNITED STATES
              SECURITIES AND EXCHANGE COMMISSION

                    Washington D. C. 20549

            File pursuant to Section 13 or 15 (d) of
             the Securities and Exchange Act of 1934

                      ICE HOLDINGS, INC.
     (Exact name of registrant as specified in its charter)


                        AMENDMENT NO. 1

The undersigned registrant hereby amends the following items, financial statements, exhibits or other portions of its Current Report on Form 8-K dated October 22, 1996, recorded as filed on October 24, 1996, Accession number 0000811868-96-000005, as set forth in the pages attached hereto:

     ITEM 6. RESIGNATION OF DIRECTORS. The Item 6 should be restated as follows: Jennifer Thomas, a member of the Registrant's Board of Directors tendered her resignation effective October 15, 1996. No disagreements precipitated the resignation.

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this amendment to be signed on behalf by the undersigned, thereunto duly authorized.

ICE HOLDINGS, INC.


Date: October 24, 1996             /s/ Felicia Murray
                                  ________________________________
                                  Felicia Murray, President


Date: October 24, 1996             /s/ Jocelyn Scroggins
                                  ________________________________
                                  Jocelyn Scroggins, Treasurer